Dreyfus

Pennsylvania

Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 1999 through May 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since June 1999. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to an erosion of municipal bond prices during the reporting period.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Pennsylvania Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the six-month reporting period ended May 31, 2000, Dreyfus Pennsylvania Intermediate Municipal Bond Fund achieved a 0.47% total return.(1) In comparison, the fund' s peer group, as measured by the Lipper Pennsylvania Intermediate Municipal Debt Funds category average, achieved a 0.18% total return for the same period.(2)

We attribute the fund' s performance to its security selection strategy in a difficult investment environment. While the fund was negatively affected by higher interest rates when the Federal Reserve Board (the "Fed") tightened monetary policy three times during the reporting period in an attempt to relieve inflationary pressures, the fund' s holdings outperformed the general market, helping it achieve a modestly positive total return.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical from a diversified portfolio of municipal bonds keeping an average maturity of three to 10 years. We also seek a competitive total return, which includes both income and changes in share price

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, to the extent consistent with maximum income.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face
value   because   they   may  be  temporarily  out  of  favor  among   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

investors. Our belief is that these bonds' prices will rise as they return to favor over time.

Second, for the remainder of the portfolio, we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

The fund was influenced by the changing market conditions over the past six months. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, the months immediately preceding and following the first quarter saw more difficult investment environments. As a result, the fund's total return performance was only modestly positive over the full six-month reporting period.

When the reporting period began on December 1, 1999, investors had become concerned that strong economic growth in the U.S. and worldwide economies might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Fed raised short-term interest rates three times during the reporting period, causing most bond prices, including the fund's holdings, to fall. These interest-rate hikes followed three previous increases implemented before the current reporting period began, for a total increase of 1.75 percentage points since mid-1999.

In addition, the fund' s performance was affected by supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and as a result, drove municipal bond prices down. During the first few months of 2000, however, issuance  of  municipal  bonds  nationally declined sharply compared to the same
period    one

year ago. This supply reduction, combined with continued robust demand from individual investors, helped support a brief rebound of municipal bond prices, from which the fund's holdings benefited.

What is the fund's current strategy?

With little new supply from Pennsylvania issuers in a rising interest-rate environment, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally rose over the past six months. While this duration expansion was not a strategic move per se, it enabled us to lock in prevailing competitive yields for a longer period. It has also enabled us to participate more in the intermediate sector of the municipal bond market which, because of high levels of demand from individual investors, has ranked among the strongest segments of the market.

From a security selection perspective, we have recently increased our holdings of bonds issued by hospitals in the Philadelphia area. After being out of favor among investors because of structural problems in the health care industry, we have recently seen encouraging signs of consolidation and stabilization. As a result, we took advantage of an opportunity to purchase hospital bonds at what
we    consider    to    be    very    attractive    prices.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

May 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS



                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                      Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--94.5%

Allegheny County Hospital Development Authority,

  Revenue:

    (Magee Women's Hospital)

         5.875%, 10/1/2002 (Insured; FGIC)                                                      500,000                   508,440

      (UPMC Health Systems)

         4.625%, 12/15/2015 (Insured; AMBAC)                                                  4,415,000                 3,684,936

Bangor Area School District:

   4.50%, 3/15/2015 (Insured; FSA)                                                            1,400,000                 1,180,648

   4.50%, 3/15/2016 (Insured; FSA)                                                            1,150,000                   957,375

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  843,883

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  347,700

   Zero Coupon, 7/1/2010 (Insured; FGIC)                                                        100,000                   56,323

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  874,352

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                1,250,000                1,253,900

Central Dauphin School District

   4.40%, 6/1/2007 (Insured; AMBAC)                                                             720,000                  667,102

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  497,680

Coatsville School District :

   4.60%, 10/1/2012 (Insured; FSA)                                                            2,000,000                1,766,740

   4.70%, 10/1/2013 (Insured; FSA)                                                            1,000,000                  883,020

   4.50%, 10/1/2016 (Insured; FSA)                                                            1,000,000                  827,320

Council Rock School District

   4.70%, 11/15/2013 (Insured; FGIC)                                                          2,000,000                1,768,120

Dauphin County General Authority, Revenue:

   6.25%, 6/1/2001                                                                              650,000                  654,433

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                                                    785,000                  791,296

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  735,450

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,110,000                  657,042

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,143,480

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  732,840

Jefferson County Hospital Authority, HR

   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA)                                            415,000                  423,615


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Lancaster County Hospital Authority, Revenue

  (Lancaster General Hospital Project)

   4.75%, 7/1/2011 (Insured; AMBAC)                                                           2,000,000               1,797,380

Langhorne Manor Borough Higher Education and Health

  Authority, Health Hospital and Nursing Home

  Revenue (Woods Services Inc.)

   4.875%, 11/15/2015 (Insured; AMBAC)                                                        2,210,000               1,916,490

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                 815,036

      6%, 11/15/2009                                                                          1,500,000               1,431,405

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                 630,091

Montgomery County Higher Education and Health

  Authority, HR (Montgomery Hospital Medical

   Center) 6.60%, 7/1/2010                                                                    1,000,000                 975,910

Montgomery County Industrial Development Authority,

  Revenue (Friends Central School Project)

   4.75%, 3/1/2016 (Insured; AGIC)                                                              960,000                 787,181

Norristown:

   Zero Coupon 12/15/2011 (Insured; AGIC)                                                     1,465,000                 735,635

   Zero Coupon 12/15/2013 (Insured; AGIC)                                                       735,000                 322,415

State of Pennsylvania, COP

   5%, 7/1/2015 (Insured; AMBAC)                                                              2,500,000               2,255,175

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              750,000                 761,227

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000               1,935,880

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of

   Pennsylvania Health Services) 5.35%, 1/1/2008                                              3,995,000               3,683,710

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                 368,825

      6.20%, 4/1/2005                                                                           410,000                 411,328

      6.20%, 10/1/2005                                                                          420,000                 421,487

      5.75%, 4/1/2006                                                                           400,000                 401,732

      6.10%, 4/1/2006                                                                           455,000                 455,728

      5.75%, 10/1/2006                                                                          415,000                 416,930

      6.10%, 10/1/2006                                                                          465,000                 465,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  860,532

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  160,943

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  379,720

   4.75%, 5/15/2016 (Insured; FGIC)                                                             750,000                  647,970

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,012,950

   Water and Wastewater Revenue

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                1,011,240

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 650,000                  668,525

      (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             464,326

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  447,860

         5%, 5/15/2011                                                                        1,500,000                1,331,490

      (Temple University Hospital) 6.50%, 11/15/2008                                          3,075,000                2,968,513

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                440,000                  440,422

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  503,620

Pittsburgh 4.60%, 9/1/2012 (Insured; FGIC)                                                    1,600,000                1,414,240

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                   89,081

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                 750,000  (a)              46,776

Upper Dublin School

   4.60%, 11/15/2009 (Insured; AMBAC)                                                         1,000,000                  918,560

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,051,545

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,790,000                1,113,828

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  933,520

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  668,870


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--4.0%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000               1,996,820

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000                 254,490

   6%, 7/1/2006                                                                                 225,000                 234,094
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $63,996,099)                                                              98.5%               61,864,995

CASH AND RECEIVABLES (NET)                                                                         1.5%                  937,979

NET ASSETS                                                                                       100.0%               62,802,974



Summary of Abbreviations

AGIC                      Asset Guaranty

                             Insurance Company

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty

                             Insurance Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              52.2

AA                               Aa                              AA                                               10.6

A                                A                               A                                                14.6

BBB                              Baa                             BBB                                              18.2

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     4.4

                                                                                                                 100.0


(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  63,996,099  61,864,995

Cash                                                                    134,387

Interest receivable                                                     851,392

Receivable for shares of Beneficial Interest subscribed                     250

Prepaid expenses                                                          5,479

                                                                     62,856,503
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,925

Payable for shares of Beneficial Interest redeemed                        1,255

Accrued expenses                                                         23,349

                                                                         53,529
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       62,802,974
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,080,468

Accumulated net realized gain (loss) on investments                   (146,390)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (2,131,104)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       62,802,974
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 4,995,819

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.57

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,862,522

EXPENSES:

Management fee--Note 3(a)                                              200,649

Shareholder servicing costs--Note 3(b)                                  48,895

Professional fees                                                       17,824

Trustee's fees and expenses--Note 3(c)                                   9,877

Prospectus and shareholders' reports                                     6,654

Registration fees                                                        5,579

Custodian fees                                                           3,726

Loan commitment fees--Note 2                                               602

Miscellaneous                                                            8,860

TOTAL EXPENSES                                                         302,666

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (34,532)

NET EXPENSES                                                           268,134

INVESTMENT INCOME--NET                                               1,594,388
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (177,269)

Net unrealized appreciation (depreciation) on investments          (1,162,249)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,339,518)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   254,870

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2000         Year Ended
                                              (Unaudited)  November 30, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,594,388            3,258,205

Net realized gain (loss) on investments         (177,269)              341,668

Net unrealized appreciation (depreciation)
   on investments                             (1,162,249)          (4,541,257)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     254,870             (941,384)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,594,388)          (3,258,205)

Net realized gain on investments                (317,263)            (549,983)

TOTAL DIVIDENDS                               (1,911,651)          (3,808,188)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,553,775          14,084,828

Dividends reinvested                            1,418,682           2,861,905

Cost of shares redeemed                      (13,189,240)         (14,483,277)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (7,216,783)            2,463,456

TOTAL INCREASE (DECREASE) IN NET ASSETS       (8,873,564)           (2,286,116)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            71,676,538           73,962,654

END OF PERIOD                                  62,802,974           71,676,538
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       359,774            1,054,909

Shares issued for dividends reinvested            111,880              214,970

Shares redeemed                               (1,043,153)          (1,089,522)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (571,499)              180,357

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                              May 31, 2000                                 Year Ended November 30,
                                                                    ----------------------------------------------------------------

                                                 (Unadited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.87         13.73         13.44         13.18          13.12         11.84

Investment Operations:

Investment income--net                                 .30           .59           .60           .60            .59           .63

Net realized and unrealized
   gain (loss) on investments                         (.24)         (.76)           .30          .26            .06          1.28

Total from
   Investment Operations                               .06          (.17)           .90          .86            .65          1.91

Distributions:

Dividends from
   investment income--net                             (.30)         (.59)         (.60)          (.60)         (.59)         (.63)

Dividends from net realized
   gain on investments                                (.06)         (.10)         (.01)             --            --           --

Total Distributions                                   (.36)         (.69)         (.61)          (.60)         (.59)         (.63)

Net asset value, end of period                       12.57         12.87         13.73          13.44         13.18         13.12
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      .94(a)      (1.30)          6.76           6.67          5.10         16.47
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .80(a)         .80            .80           .80            .80           .48

Ratio of net investment income
   to average net assets                            4.75(a)        4.41           4.35          4.52           4.52          4.93

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                           .10(a)         .12            .13           .13            .31           .62

Portfolio Turnover Rate                            24.05(b)       45.37          26.03         23.94          53.83          5.07
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        62,803       71,677         73,963        64,928         50,372        40,079

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury
securities    are    valued    at    the    last

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,480 during the period ended May 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   which   can  distribute  tax   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1999 through May 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $34,532 during the period ended May 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relat ing to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $24,019 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $15,907 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including on redemptions through the use of the fund' s exchange privilege. During the period ended May 31, 2000, redemption fees charged and retained by the fund amounted to $8. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of
issuance    of    such    shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $15,422,470 and $23,000,141, respectively.

At May 31, 2000, accumulated net unrealized depreciation on investments was $2,131,104, consisting of $220,339 gross unrealized appreciation and $2,351,443 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Pennsylvania

                        Intermediate

                        Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   105SA005